UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 30, 2023 (March 29, 2023)

CME GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31553	36-4459170
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 South Wacker Drive	Chicago	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (312) 930-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock	CME	Nasdaq

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2023, CME Group Inc. (“CME Group” or the “Company”) announced that Sean Tully, Senior Managing Director Global Head Rates & OTC Products, will retire from the Company as of June 2, 2023.

In connection with Mr. Tully’s retirement, the Company and Mr. Tully entered into a Retirement Agreement, effective as of March 29, 2023 (the “Retirement Agreement”).

Under the terms of the Retirement Agreement, Mr. Tully will retire from the Company on June 2, 2023 (the “Retirement Date”). Under the Retirement Agreement, Mr. Tully will receive his base salary through the Retirement Date and payment of accrued and unused vacation. Additionally, upon the Retirement Date, all of Mr. Tully’s outstanding time-vesting restricted stock grants will become vested and he will continue to be eligible to vest in 25% of each of his outstanding unvested performance share awards based on actual Company performance. During the twelve-month period following the Retirement Date, the Company will provide paid healthcare coverage. The continued healthcare and the vesting of Mr. Tully’s equity awards, both time- and performance- vesting, are subject to Mr. Tully’s execution of a release of claims in favor of the Company.

The foregoing is a summary of the key terms of the Retirement Agreement, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference as though it was fully set forth herein. The summary is qualified in its entirety by the complete text of the agreement itself.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Retirement Agreement, effective as of March 29, 2023, between Chicago Mercantile Exchange Inc. and Sean Tully.

99.1	Press Release dated March 30, 2023.

104	The cover page from CME Group Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.
Registrant

Date: March 30, 2023	By:	/s/ Jonathan Marcus

	Name:	Jonathan Marcus

	Title:	Senior Managing Director General Counsel Duly Authorized Officer